Exhibit 10.45

CITIUS PHARMACEUTICALS, INC.

First Amendment to Unsecured Promissory Note

This First Amendment to Unsecured Promissory Note (the “First Amendment”) is executed effective as of December 2, 2025, by Citius Pharmaceuticals, Inc. (the “Company”) and Pagoda Resources, Inc. (“Lender”).

WHEREAS, the Company has issued to Lender an Unsecured Promissory Note in the principal amount of One Million Dollars ($1,000,000.00), dated as of June 2, 2025 (the “Note”).

WHEREAS, interest on the Note is to accrue at the per annum rate equal to 15.00%, compounded monthly, or such lesser rate as shall be the maximum rate allowable under applicable law.

WHEREAS, all unpaid principal and unpaid accrued interest on the Note shall is due and payable in full on December 2, 2025.

WHEREAS, the Company and Lender now desire to amend the Note as set forth herein.

NOW THEREFORE, the parties hereto, intending to be legally bound, based on the agreement set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree to amend the Note as follows:

1.	All unpaid principal and unpaid accrued interest on the Note shall be due and payable in full on January 2, 2026.

2.	Upon repayment in full of all unpaid principal and unpaid interest, the Company will issue to Lender a warrant to purchase 75,000 shares of the Company’s common stock in the form attached hereto as Exhibit A (“the Warrant”). The Warrant will have a five (5) year term, beginning on the date of issuance, and have an exercise price set at fair market value, which will be the closing price of the Company’s common stock on Nasdaq on the date of issuance. Lender understands that the Warrant will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of Section 4(a)(2) of the Securities Act. Lender understands that the Warrant will be a “restricted security” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Lender must hold the Warrant and the shares underlying the Warrant indefinitely unless registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Lender acknowledges that the Company has no obligation to register or qualify the Warrant or the shares underlying the Warrant for resale. Lender further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Warrant, and on requirements relating to the Company which are outside of Lender’s control, and which the Company is under no obligation and may not be able to satisfy. Lender represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Lender hereby confirms, that the Warrant to be acquired by Lender will be acquired for investment for Lender’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Lender has no present intention of selling, granting any participation in, or otherwise distributing the same. Lender further represents that Lender does not presently have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participations to any such person or entity, with respect to the Warrant. The Lender has not been formed for the specific purpose of acquiring the Warrant. Lender is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Lender understands that the Warrant will be endorsed with a legend substantially as follows (in addition to any other applicable legends):

THIS WARRANT AND THE SECURITIES UNDERLYING THIS WARRANT HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL IN A FORM ACCEPTABLE TO THE COMPANY.

3.	Except as expressly amended herein, all terms, covenants and conditions of the Note shall remain in full force and affect.

4.	The terms of this First Amendment shall be binding upon the successors and permitted assigns of the Company and shall inure to the benefit of the successors and assigns of Lender.

5.	This First Amendment shall be construed in accordance with the laws of the Commonwealth of Pennsylvania and the parties submit to the jurisdiction of the courts located in said state.

6.	This First Amendment may be executed in any number of counterparts and may be delivered via electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes, each of which shall be deemed an original, and all of which together shall constitute one instrument.

[The next page is the signature page]

IN WITNESS WHEREOF, the Company and Lender have executed this First Amendment as of the date first above written.

Citius Pharmaceuticals, Inc.		Lender

By:	/s/ Leonard Mazur	By:	/s/ Robert W. Kennedy
	(Signature)		(Signature)

Name:	Leonard Mazur	Name:	Robert W. Kennedy
Title:	CEO	Title	President - Pagoda Resources Inc.